                                                                 EXHIBIT 10.28.2
                                   FIRST AMENDMENT
                                TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT is dated as of December 15, 1997 (this "First Amendment"), by GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation with its principal place of business at Five Mountain Road, Framingham, MA 01701, TSI CORPORATION, ARGUS RESEARCH LABORATORIES, INC., TRANSGENIC INVESTMENTS, INC., GTC MASON LABORATORIES, INC. (formerly TSI Mason Laboratories, Inc.), TSI WASHINGTON LABORATORIES, INC., TSI REDFIELD LABORATORIES, INC., HEALTH SCIENCES RESEARCH INCORPORATED, TSI HOLDINGS, INC., BIODEVELOPMENT LABORATORIES, INC. and GTC CANCER VACCINES, INC. (each of GTC and such other corporations, a "Grantor" and collectively, the "Grantors") in favor of GENZYME CORPORATION, a Massachusetts corporation having its principal offices at One Kendall Square, Cambridge, Massachusetts 02139 (the "Guarantor"). All capitalized terms used herein, unless otherwise defined, shall be defined as provided in the Credit Agreement (as defined below).

     WHEREAS, the Grantors entered into a Revolving Credit Agreement dated as of July 3, 1995 (as the same may have been from time to time amended, modified or supplemented) with The First National Bank of Boston (the "Bank") (hereinafter referred to as the "Credit Agreement") pursuant to which the Bank makes loans, advances and other extensions of credit to the Grantors;

     WHEREAS, the Guarantor entered into that certain Guaranty dated July 3, 1995 (the "Guaranty") pursuant to which the Guarantor guaranteed the obligations of the Grantors to the Bank;

     WHEREAS, it was a condition of the Guarantor's execution of the Guaranty that the Grantors execute and deliver to the Guarantor the Security Agreement dated July 3, 1995 pursuant to which the Grantors assigned, conveyed, mortgaged, pledged, hypothecated and transferred to the Guarantor, and thereby granted to the Guarantor a security interest in such Grantor's right, title and interest in certain collateral (the "Security Agreement");

     WHEREAS, the Guarantor has consented to, and Genzyme Transgenics Corporation ("GTC") and the The TSI Center for Diagnostic Products ("CDP") have effected a merger of, CDP with and into GTC such that the separate corporate existence of CDP has ceased and all the issued and outstanding stock of CDP, which was pledged under the Security Agreement, has been cancelled;

     WHEREAS, the Guarantor has consented to, and TSI Corporation has effected, the transfer from TSI Corporation to TSI Holdings, Inc. ("TSI Holdings") of all the issued and outstanding shares of common stock of TSI Redfield Laboratories, Inc. and TSI Washington

Laboratories, Inc. ("TSI Washington"), which shares are pledged under the Security Agreement, on the condition that the Security Agreement be amended to include TSI Holdings as a party; and

     WHEREAS, the Guarantor has consented to, and TSI Washington has effected, the transfer of certain of its assets to GTC Cancer Vaccines, Inc. ("GCV"), pursuant to a Technology Transfer Agreement dated as of October 17, 1997 entered into by and between TSI Washington and GCV, on the condition that the Security Agreement be amended to include GCV as a party;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendment to Exhibit A of the Security Agreement. Exhibit A of the Security Agreement is hereby deleted in its entirety and the attached Exhibit A is substituted in place thereof.

     Section 2. Amendment to Exhibit B of the Security Agreement. Exhibit B of the Security Agreement is hereby deleted in its entirety and the attached Exhibit B is substituted in place thereof.

     Section 3. Effect of Amendment; Ratification, Etc. Except as expressly amended hereby, the Security Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Security Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Security Agreement or any related agreement or instrument to the Security Agreement shall hereafter refer to the Security Agreement as amended hereby.

     Section 4. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any obligations of, the Grantors or any rights of the Guarantor consequent thereon.

     Section 5. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 6. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                         GENZYME CORPORATION


                         By: /s/ Evan M. Lebson
                             -----------------------------
                                 Name:  Evan M. Lebson
                                 Title: Vice President and Treasurer


                         GENZYME TRANSGENICS CORPORATION


                         By: /s/ John B. Breen
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         TSI CORPORATION


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         GTC MASON LABORATORIES, INC.
                         (formerly TSI Mason Laboratories, Inc.)


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary

                         TSI WASHINGTON LABORATORIES, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         TSI REDFIELD LABORATORIES, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary



                         ARGUS RESEARCH LABORATORIES, INC.



                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         HEALTH AND SCIENCES RESEARCH INCORPORATED


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         TRANSGENIC INVESTMENTS, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary

                         TSI HOLDINGS, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         GTC CANCER VACCINES, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary


                         BIODEVELOPMENT LABORATORIES, INC.


                         By: /s/ John B. Green
                             -----------------------------
                                 John B. Green
                                 Vice President, Treasurer and
                                 Assistant Secretary

                                      EXHIBIT A

                                      Securities


                                   No. of          Certificate
Issuer                             Shares          Number                    Holder
------                             ------          ------------              ------

GTC Cancer Vaccines, Inc.             100                  1                 Genzyme Transgenics
                                                                             Corporation

Genzyme Transgenics Securities        100                  1                 Genzyme Transgenics
  Corporation                                                                Corporation

SMI Genzyme Ltd.                    1,000            1A-0003                 Genzyme Transgenics
                                      100            2C-0005                 Corporation
                                      100            2C-0006
                                      100            2C-0007
                                      100            2C-0008
                                      500            4B-0001
                                       50            4D-0002
                                       10            4E-0009
                                       10            4E-0010
                                        5            4F-0002
                                        1            4G-0005
                                        1            4G-0006
                                        1            4G-0007
                                        1            4G-0008

TSI Corporation                       100                  1                 Genzyme Transgenics
                                      100                  2                 Corporation

Health and Sciences Research
  Corporation                       3,000                  8                 TSI Corporation


TSI Holdings, Inc.                  3,000                  1                 TSI Corporation
                                    2,100                  2

Transgenic Investments, Inc.        1,000                C-1                 TSI Corporation

Argus Research Laboratories, Inc.     260                  2                 TSI Holdings, Inc.


                                Exhibit A -- page 1



Biodevelopment Laboratories, Inc.     100                102                TSI Holdings, Inc.

GTC Mason Laboratories,         4,500,000                C-2                TSI Holdings, Inc.
  Inc. (formerly known as
  "TSI Mason Laboratories, Inc.")

TSI Redfield Laboratories, Inc.     1,000                  2                TSI Holdings, Inc.

TSI Washington Laboratories, Inc.   1,000                  2                TSI Holdings, Inc.

                                Exhibit A -- page 2

                                      EXHIBIT B

                             Principal Place of Business


Argus Research Laboratories, Inc.
905 Sheehy Drive, Building A
Horsham, Pennsylvania 19044

Biodevelopment Laboratories, Inc.
79-83 Rogers Street
Cambridge, MA 02138

Genzyme Transgenics Corporation
Five Mountain Road
Framingham, MA 01701

GTC Cancer Vaccines, Inc.
c/o Genzyme Transgenics Corporation
Five Mountain Road
Framingham, MA 01701

Transgenic Investments, Inc.
c/o Delaware Trust Capital
Management
900 Market Street
P.O. Box 8841
Wilmington, Delaware 19899

TSI Corporation
25 Birch Street
Milford, Massachusetts 01757

TSI Holdings, Inc.
c/o Genzyme Transgenics Corporation
Five Mountain Road
Framingham, MA 01701

GTC Mason Laboratories, Inc.
57 Union Street
Worcester, Massachusetts 01608

TSI Redfield Laboratories, Inc.
100 East Boone Street
Redfield, Arkansas 72132
TSI Washington Laboratories, Inc.
2 Taft Court
Rockville, Maryland 20850

                                Exhibit B -- page 1